Prospectus

October 1, 2008

Seligman

Portfolios, Inc.

Seligman Large-Cap Value Portfolio

Class 2 Shares

A Value Approach to Seeking Long-Term Capital Appreciation

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Portfolio is suitable for you.

SPLCV2 10/2008 C2

For More Information	back cover

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the “Fund”) consists of 9 separate portfolios. This Prospectus contains information about Seligman Large-Cap Value Portfolio (the “Portfolio”).

The Portfolio is offering its shares to separate accounts (“Accounts”) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund’s Board of Directors, the Fund’s portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

In addition to this Prospectus, the Fund makes available a Class 1 prospectus containing information about each of the Fund’s 9 separate portfolios, a separate Class 1 prospectus for each of Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and a separate Class 2 prospectus for each of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio.

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to pursue its investment objective:

The Portfolio generally invests at least 80% of its net assets in the common stock of “value” companies with large market capitalization ($4 billion or more) at the time of purchase by the Portfolio.

Value Companies:

Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

■	a low price-to-earnings and/or low price-to-book ratio;
■	positive change in senior management;
■	positive corporate restructuring;
■	temporary setback in price due to factors that no longer exist;
■	a positive shift in the company’s business cycle; and/or
■	a catalyst for increase in the rate of the company’s earnings growth.

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests or the third-party analysts covering such companies, and continually monitors Portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (“ADRs”). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio’s investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

The Fund’s Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of “80%” described in the second paragraph under “Principal Investment Strategies.”

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The stocks of large companies periodically experience periods of volatility. During these volatile periods, the value of large company stocks has periodically declined. To the extent large company stocks were to experience similar declines in the future, the Portfolio’s performance would be adversely impacted.

Value stocks involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio’s performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial portion of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or derivatives (including options, rights, and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions , expropriation, investment and repatriation restrictions, and settlement and custody risks. Investments in illiquid securities involve the risk that the securities cannot be sold in a timely fashion, at a reasonable price, or at all. Thus, the Portfolio may be unable to sell the securities at a time when doing so may be advantageous, or may be unable to do so without incurring a loss. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Fund’s Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

Class 2 shares of the Portfolio are new and, as such, Class 2 shares do not have any past performance. The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of the Portfolio’s Class 1 shares (which are not offered in this Prospectus) has varied from year to year, as well as how its performance compares to four measures of performance. (Class 2 shares would have substantially similar annual returns as Class 1 shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Class 1 shares do not pay 12b-1 fees). How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Total returns will vary between Class 1 shares and Class 2 shares due to the shareholder servicing and distribution (12b-1) fees applicable to Class 2 shares. Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of the shareholder servicing and distribution (12b-1) fees associated with Class 2 shares or the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these fees and charges were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. The investment manager, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 20.59% – quarter ended 6/30/03.

Worst quarter return: -25.59% – quarter ended 9/30/02.

Year-to-date return (as of June 30, 2008): -12.04%.

Class 1 Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Since Inception 5/1/98
Seligman Large-Cap Value Portfolio, Class 1	9.43%	16.44%	5.19%
S&P 500 Index	5.50	12.81	4.49
Russell 1000 Value Index(1)	(0.17)	14.62	6.52
Lipper Large-Cap Value Funds Average(1)	2.25	13.09	5.30	(2)
Lipper Multi-Cap Value Funds Average(1)	0.08	13.72	6.43	(2)

(1)

The S&P 500 Index, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of distributions, if any. The Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average do not reflect any fees, sales charges or taxes, and the Russell 1000 Value Index and S&P 500 Index do not reflect any expenses, fees, sales charges or taxes. The Lipper Large-Cap Value Funds Average is an average of funds, that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion at December 31, 2007). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Lipper Multi-Cap Value Funds Average is an average of funds, that by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) over 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion as of December 31, 2007). Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value compared to the S&P SuperComposite 1500 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. As of the date of this Prospectus, Lipper classifies the Portfolio as a Multi-Cap Value Fund. Investors cannot invest directly in an average or an index.

(2)	From April 30, 1998.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(2)	0.71%
Total Gross Operating Expenses(1)	1.76%
(1) Less Fee Waiver/Expense Reimbursement	(0.09)%
Net Operating Expenses (after Fee Waiver/Expense Reimbursement)	1.67%

(2)    “Other Expenses” have been estimated by Seligman because Class 2 shares are a newly offered Class. The estimate is based on $5 million of average net assets in Class 2 shares. Through at least April 30, 2010, Seligman has contractually agreed to waive its management fee and/or to reimburse the Portfolio’s expenses to the extent that the Portfolio’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.62% per annum of the Portfolios’s average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1).

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses are (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual management fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$170	$540	$941	$2,061

Management of the Fund

The Fund’s Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio’s investment objective and strategies, and administers the Portfolio’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 22 US registered investment companies, which offer 59 investment portfolios with approximately $10.0 billion in assets as of June 30, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at June 30, 2008 of approximately $8.1 billion.

The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio’s average daily net assets, as follows: 0.80% on first $500 million; 0.70% on next $500 million; and 0.60% thereafter. For the year ended December 31, 2007, the Portfolio paid Seligman a management fee equal to an annual rate of 0.80% of its average daily net assets.

A discussion regarding the basis for the Fund’s Board of Director’s approval of the continuance of the investment management agreement between the Fund (Class 1 shares only, which are not offered herein; Class 2 shares are a newly offered Class) and Seligman is available in the Fund’s Annual Report, dated December 31, 2007.

On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire Seligman in a transaction that is likely to close in the fourth quarter of 2008. Under the Investment Company Act of 1940, consummation of the acquisition of Seligman by RiverSource Investments, LLC (“RiverSource”), an affiliate of Ameriprise, will result in a change of control of Seligman and an assignment and automatic termination of the Fund’s management agreement with Seligman. At a meeting on July 29, 2008, the Board of Directors approved a new investment management services agreement for the Fund with RiverSource and a new administration agreement with Ameriprise. The new investment management services agreement will be presented to the shareholders of the Portfolio for their approval.

Portfolio Management

The Portfolio is managed by Seligman’s Value Team, headed by Neil T. Eigen. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. Mr. Eigen, a Director and Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of Seligman Smaller-Cap Value Portfolio and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of its Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund.

Richard S. Rosen, a Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of Seligman Smaller-Cap Value Portfolio; and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of its Seligman Large-Cap Value Fund and Seligman Smaller- Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Team”), other accounts managed by the Portfolio Team and the Portfolio Team’s ownership of securities of the Portfolio.

Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. (“Seligman Advisors”) relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. To the extent that the Portfolio invests in securities that are primarily traded on foreign exchanges that may trade on weekends or other days when the Portfolio does not price its shares, the value of such portfolio securities may change on days when you may not be able to buy or sell Portfolio shares.

Securities owned by a Portfolio are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors. Fair value procedures may also be used to determine the value of a security held by the Portfolio in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary week-end and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution (“12b-1”) fee of up to 0.25% of average net assets. The Portfolio pays this fee to Seligman Advisors, the principal underwriter of the Portfolio’s shares. Seligman Advisors uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of a Contract owner’s investment and may cost you more than other types of sales charges.

Frequent Trading of Portfolio Shares

As a matter of policy, the Fund discourages frequent trading of shares of its Portfolios. In this regard, the Fund’s Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to identify frequent trading that may be disruptive to the management of a Portfolio. The Fund does not accommodate requests to frequently trade fund securities in violation of its policies. Seligman Advisors monitors daily cash flows into and out of the Portfolios for signs of excessive trading. Any activity Seligman Advisors deems to be suspicious is reported to the appropriate insurance company or retirement or pension plan (each, a “Sponsoring Entity”) with a request that the Sponsoring Entity investigate and take measures necessary to curtail any excessive trading by Contract owners or plan participants, as the case may be. However, substantially all shares of the Portfolio are held through omnibus accounts. Thus, Seligman Advisors cannot generally ascertain the identity of a particular Contract owner or plan participant or whether the same Contract owner or plan participant has placed a particular purchase or sale order. Although Seligman Advisors will not, under most circumstances, be able to determine whether excessive trading is actually occurring and will have to rely on the Sponsoring Entities to make such a determination and take appropriate action, Seligman Advisors may still refuse initial or additional purchases of Portfolio shares of any Portfolio by any person for any reason (including if that person is suspected of engaging in excessive trading activity). As a result, Sponsoring Entities (and consequently, Contract owners and plan participants) may be treated differently. There can be no assurances that any Sponsoring Entities will be able to make such a determination and/or prevent or stop frequent trading activity. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and plan participants seeking to engage in excessive trading may deploy a variety of strategies to avoid detection. In addition, a Sponsoring Entity may purposefully or unwittingly facilitate frequent trading practices, or may not use all means at its disposal to identify or curtail such practices.

To the extent frequent trading strategies are not detected and prevented, Contract owners and plan participants will be subject to the risk that such strategies could negatively impact the performance of a Portfolio and increase the costs ultimately borne by Contract owners and plan participants. If a Sponsoring Entity is unable or unwilling to eliminate excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, hinder the Portfolio’s ability to pursue its investment objective and may reduce the returns of long- term Contract owners or plan participants. Additionally, these practices may result in a Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Portfolio’s operating costs and decrease such Portfolio’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Portfolio investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Certain Payments

Seligman may provide cash payments out of its own resources to financial intermediaries that sell shares of the Portfolio or otherwise provide services to the Portfolio. For more details regarding such payments, please consult the Fund’s Statement of Additional Information.

Financial Highlights

Class 2 shares are a newly offered Class, so financial highlights are not yet available. The table below describes the performance of the Portfolio’s Class 1 shares (which are not offered in this Prospectus) for the past five years, and is intended to help you understand the financial performance of the Portfolio’s Class 1 shares. (Class 2 shares would have substantially similar returns as Class 2 shares because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that Class 1 shares do not pay 12b-1 fees.) Certain information reflects financial results for a single Class 1 share of the Portfolio that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect the effect of the shareholder servicing and distribution (12b-1) fees associated with Class 2 shares or any administration fees or sales charges imposed by the Contracts on their owners. If such fees and charges were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information for the year ended December 31, 2007 (this information for the six-month period ended June 30, 2008 is unaudited). Their report, along with the Portfolio’s financial statements, is included in the Fund’s 2007 annual report, which is available upon request. Information for each of the years below through December 31, 2006 was audited by the Fund’s former Independent Registered Public Accounting Firm.

	Six Months Ended June 30, 2008	Year ended December 31,
		2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$14.29	$13.15	$11.67	$10.65	$9.27	$7.02
Income (loss) from investment operations:
Net investment income	0.03	0.07	0.08	0.07	0.09	0.11
Net realized and unrealized gain on investments	(1.75)	1.17	1.50	1.06	1.41	2.27
Total from investment operations	(1.72)	1.24	1.58	1.13	1.50	2.38
Less distributions:
Dividends from net investment income	—	(0.10)	(0.10)	(0.11)	(0.12)	(0.13)
Total distributions	—	(0.10)	(0.10)	(0.11)	(0.12)	(0.13)
Net asset value, end of year	$12.57	$14.29	$13.15	$11.67	$10.65	$9.27
Total Return	(12.04)%	9.43%	13.57%	10.63%	16.25%	33.91%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,934	$3,857	$4,596	$5,190	$5,342	$5,456
Ratio of expenses to average net assets	1.55% †	1.42%	1.32%	1.34%	1.26%	1.18%
Ratio of net investment income to average net assets	0.40% †	0.51%	0.67%	0.65%	0.89%	1.34%
Portfolio turnover rate	10.42%	10.83%	14.17%	27.35%	15.09%	16.60%
Without expense reimbursement:* Ratio of expenses to average net assets						1.29%
Ratio of net investment income to average net assets						1.23%

*	Seligman either voluntarily and/or contractually reimbursed expenses and/or waived management fees for certain years presented.
†	Annualized.

For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports, when available, contain additional information about the Portfolio’s investments. In the Fund’s Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Room 1580, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:  811-5221